UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 6, Triq Paceville

St. Julians, STJ 3109

Malta

(Address of principal executive offices, including zip code)

356 2757 7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 10, 2022 (the “Effective Date”), Esports Entertainment Group, Inc. (the “Company”), entered into and closed that certain asset purchase agreement (the “Asset Purchase Agreement”) by and between the Company and SCV CAPITAL, LLC (the “Buyer”) pursuant to which the Buyer agreed to acquire from the Company certain assets related to its esports centers.

In consideration for the Purchased Assets (as defined in the Asset Purchase Agreement), at closing, Buyer assumed from Seller, pursuant to the terms of an assignment and assumption agreement (the “Assignment and Assumption Agreement”), (i) certain contractual liabilities of the Seller, from and after March 1, 2022 (the “Contractual Liabilities”), and (ii) other Liabilities of the Company, as defined in the Asset Purchase Agreement (the Liabilities and the Contractual Liabilities, the “Assumed Liabilities”).

On June 10, 2022, in connection with the Asset Purchase Agreement, the Company and the Buyer entered into a trademark license agreement (the “License Agreement”), whereby the Buyer granted the Company, for a period of six (6) months following the Effective Date, a non-exclusive, non-transferable license to use the Helix Esports trademark in connection with the operation and marketing of esports and associated gaming centers.

Item 2.01 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Asset Purchase Agreement, Assignment and Assumption Agreement and the License Agreement, and such description is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, Assignment and Assumption Agreement and the License Agreement, copies of which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Asset Purchase Agreement, dated June 10, 2022, by and between Esports Entertainment Group, Inc. and SCV CAPITAL, LLC
10.2	Assignment and Assumption Agreement, dated June 10, 2022, by and between Esports Entertainment Group, Inc. and SCV CAPITAL, LLC
10.3	Trademark License Agreement, dated June 10, 2022, by and between Esports Entertainment Group, Inc. and SCV CAPITAL, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated:	June 16, 2022	By:	/s/ Grant Johnson
Grant Johnson
Chief Executive Officer